UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A2

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2015

BLUE BIRD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36267	46-3891989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Blue Bird Boulevard Fort Valley, Georgia	31030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (478) 822-2130

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A2 (the “Second Amendment”) is being filed to amend the Current Report on Form 8-K previously filed by Blue Bird Corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on March 2, 2015 at 11:39:34 a.m. (the “Initial 8-K”), as amended by Amendment No. 1 (“Amendment No. 1”) to the Initial 8-K filed with the SEC on March 6, 2015, which Amendment No. 1 was filed for the sole purpose of filing as Exhibit 16.1 the letter, dated March 5, 2015, from KPMG LLP to the Company. The Initial 8-K, as amended by Amendment No. 1, is referred to herein as the “Prior 8-K”. This Second Amendment is being filed for the sole purpose of filing as Exhibits certain employment and severance agreements to which each of the executive officers of the Company is a party. All of the disclosures in the Prior 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 10.24 through 10.31 listed below are filed with this Second Amendment. The complete Exhibit Index of the Prior 8-K, as amended by this Second Amendment, is as follows:

(continued on the following page)

Exhibit No.	Exhibit

2.1†	Purchase Agreement, dated as of September 21, 2014, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

2.2	Amendment No. 1 to Purchase Agreement, dated as of February 10, 2015, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 11, 2015).

2.3	Amendment No. 2 to Purchase Agreement, dated as of February 18, 2015, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

3.1	The registrant’s Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 26, 2015).

3.2	The registrant’s Certificate of Designations establishing its Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed by the registrant on February 26, 2015).

4.1*	Specimen stock certificate for the registrant’s common stock.

4.2*	Specimen stock certificate for the registrant’s Series A Convertible Preferred Stock.

4.3*	Specimen warrant certificate.

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the registrant (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on January 23, 2014).

10.1	Form of Letter Agreement among the registrant and its officers, directors and security holders (incorporated by reference to Exhibit 10.2 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.2	Registration Rights Agreement between the registrant and certain security holders entered into in connection with the registrant’s initial public offering (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on January 23, 2014).

10.3	Securities Subscription Agreement, dated September 24, 2013, among the registrant and Hennessy Capital Partners I LLC (incorporated by reference to Exhibit 10.5 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.4	Sponsor Warrants Purchase Agreement dated October 15, 2013 among the registrant and Hennessy Capital Partners I LLC (incorporated by reference to Exhibit 10.6 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.5*	Credit agreement, dated as of June 27, 2014, by and among Blue Bird Body Company, as borrower, School Bus Holdings Inc., certain other subsidiaries of School Bus Holdings Inc., the joint book runners and joint lead arrangers parties thereto, the co-syndication agents parties thereto and Societe General, as administrative agent.

10.6††	Blue Bird Corporation 2015 Omnibus Equity Incentive Plan (incorporated by reference to Annex D to the registrant’s definitive Proxy Statement filed with the SEC on January 20, 2015).

10.7	Form of Amended and Restated Preferred Subscription Agreement by and among Hennessy Capital Acquisition Corp., The Traxis Group B.V. and the investors named therein providing, among other things, for the PIPE Investment (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.8	Form of Backstop and Subscription Agreement by and among the registrant, The Traxis Group B.V., Hennessy Capital Partners I LLC and the investors named therein providing, among other things, for the Common Backstop Placement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.9	Director Removal Letter Agreement, dated as of September 21, 2014, by and between The Traxis Group B.V. and Hennessy Capital Partners I LLC. (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.10	Sponsor Warrant Exchange Letter Agreement, dated as of September 21, 2014, by and among Hennessy Capital Acquisition Corp., The Traxis Group B.V. and Hennessy Capital Partners I LLC. (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.11*	Registration Rights Agreement, dated as of February 24, 2015, by and among Blue Bird Corporation (formerly known as Hennessy Capital Acquisition Corp.), The Traxis Group B.V., the Backstop Commitment Investor, the PIPE Investment Investor and the Common/Preferred Investor.

10.12	Form of Seller Lock-Up Agreement, by and between Hennessy Capital Acquisition Corp. and The Traxis Group B.V. (incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.13	Form of Sponsor Lock-Up Agreement, by and among The Traxis Group B.V., Hennessy Capital Partners I LLC and the stockholders named therein (incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.14*††	Phantom Equity Plan.

10.15*††	Amendment No. 1 to Phantom Equity Plan.

10.16*††	Form of grant agreement for incentive stock options granted under the registrant’s Incentive Plan.

10.17*††	Form of grant agreement for non-qualified stock options granted under the registrant’s Incentive Plan.

10.18*††	Form of grant agreement for restricted stock granted under the registrant’s Incentive Plan.

10.19*††	Form of grant agreement for restricted stock units granted under the registrant’s Incentive Plan.

10.20	Subscription Agreement for 7.625% Series A Convertible Preferred Stock and Common Stock, dated as of February 18, 2015, by and among the registrant, The Traxis Group B.V. and the investors named therein, providing for, among other things, the Subsequent PIPE Investment and the Subsequent Common Stock Backstop Placement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

10.21	Director Removal Letter Agreement, dated as of February 18, 2015, by and between The Traxis Group B.V. and the investors named therein (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

10.22	Founder Share Cancellation Agreement, dated as of February 10, 2015, by and among Hennessy Capital Acquisition Corp., Hennessy Capital Partners I LLC and The Traxis Group B.V. (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on February 11, 2015).

10.23*	Form of indemnity agreement between the registrant and each of its directors and executive officers.

10.24***††	Employment Agreement, dated as of April 1, 2011, between School Bus Holdings Inc. and Philip Horlock.

10.25***††	First Amendment to Employment Agreement dated as of April 1, 2011 between School Bus Holdings Inc. and Philip Horlock made as of June 1, 2012.

10.26***††	Employment Agreement, dated as of May 1, 2011, between School Bus Holdings Inc. and John Kwapis.

10.27***††	First Amendment to Employment Agreement dated as of May 1, 2011 between School Bus Holdings Inc. and John Kwapis made as of June 1, 2012.

10.28***††	Severance Agreement, dated as of March 1, 2007, between Blue Bird Corporation and Michael McCurdy.

10.29***††	Severance Agreement, dated as of May 10, 2012, between Blue Bird Corporation and Phillip Tighe.

10.30***††	Severance Agreement, dated as of May 10, 2012, between Blue Bird Corporation and Dale Wendell.

10.31***††	Severance Agreement, dated as of July 1, 2008, between School Bus Holdings Inc. and Paul Yousif.

14.1*	Amended and restated Code of Ethics.

16.1**	Letter from KPMG LLP, dated March 5, 2015.

99.1*	Amended and restated charter of the Audit Committee of the registrant’s Board of Directors.

99.2*	Amended and restated charter of the Compensation Committee of the registrant’s Board of Directors.

99.3*	Charter of the Corporate Governance and Nominating Committee of the registrant’s Board of Directors.

*	Filed with the Initial 8-K.
**	Filed with Amendment No. 1.
***	Filed with this Amendment No. 2.
†	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
††	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE BIRD CORPORATION

By:	/s/ Paul Yousif
Name:	Paul Yousif
Title:	Vice President

Dated: April 21, 2015

Exhibit Index

Exhibit No.	Exhibit

2.1†	Purchase Agreement, dated as of September 21, 2014, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

2.2	Amendment No. 1 to Purchase Agreement, dated as of February 10, 2015, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 11, 2015).

2.3	Amendment No. 2 to Purchase Agreement, dated as of February 18, 2015, by and among the registrant, Hennessy Capital Partners I LLC (solely for purposes of Section 10.01(a) thereof) and The Traxis Group B.V. (incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

3.1	The registrant’s Second Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 26, 2015).

3.2	The registrant’s Certificate of Designations establishing its Series A Convertible Preferred Stock (incorporated by reference to Exhibit 3.2 to the registrant’s Current Report on Form 8-K filed by the registrant on February 26, 2015).

4.1*	Specimen stock certificate for the registrant’s common stock.

4.2*	Specimen stock certificate for the registrant’s Series A Convertible Preferred Stock.

4.3*	Specimen warrant certificate.

4.4	Warrant Agreement between Continental Stock Transfer & Trust Company and the registrant (incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K filed on January 23, 2014).

10.1	Form of Letter Agreement among the registrant and its officers, directors and security holders (incorporated by reference to Exhibit 10.2 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.2	Registration Rights Agreement between the registrant and certain security holders entered into in connection with the registrant’s initial public offering (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed on January 23, 2014).

10.3	Securities Subscription Agreement, dated September 24, 2013, among the registrant and Hennessy Capital Partners I LLC (incorporated by reference to Exhibit 10.5 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.4	Sponsor Warrants Purchase Agreement dated October 15, 2013 among the registrant and Hennessy Capital Partners I LLC (incorporated by reference to Exhibit 10.6 to the registrant’s Registration Statement on Form S-1 (No. 333-192892, as filed on December 20, 2013)).

10.5*	Credit agreement, dated as of June 27, 2014, by and among Blue Bird Body Company, as borrower, School Bus Holdings Inc., certain other subsidiaries of School Bus Holdings Inc., the joint book runners and joint lead arrangers parties thereto, the co-syndication agents parties thereto and Societe General, as administrative agent.

10.6††	Blue Bird Corporation 2015 Omnibus Equity Incentive Plan (incorporated by reference to Annex D to the registrant’s definitive Proxy Statement filed with the SEC on January 20, 2015).

10.7	Form of Amended and Restated Preferred Subscription Agreement by and among Hennessy Capital Acquisition Corp., The Traxis Group B.V. and the investors named therein providing, among other things, for the PIPE Investment (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.8	Form of Backstop and Subscription Agreement by and among the registrant, The Traxis Group B.V., Hennessy Capital Partners I LLC and the investors named therein providing, among other things, for the Common Backstop Placement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.9	Director Removal Letter Agreement, dated as of September 21, 2014, by and between The Traxis Group B.V. and Hennessy Capital Partners I LLC. (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.10	Sponsor Warrant Exchange Letter Agreement, dated as of September 21, 2014, by and among Hennessy Capital Acquisition Corp., The Traxis Group B.V. and Hennessy Capital Partners I LLC. (incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.11*	Registration Rights Agreement, dated as of February 24, 2015, by and among Blue Bird Corporation (formerly known as Hennessy Capital Acquisition Corp.), The Traxis Group B.V., the Backstop Commitment Investor, the PIPE Investment Investor and the Common/Preferred Investor.

10.12	Form of Seller Lock-Up Agreement, by and between Hennessy Capital Acquisition Corp. and The Traxis Group B.V. (incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.13	Form of Sponsor Lock-Up Agreement, by and among The Traxis Group B.V., Hennessy Capital Partners I LLC and the stockholders named therein (incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed by the registrant on September 24, 2014).

10.14*††	Phantom Equity Plan.

10.15*††	Amendment No. 1 to Phantom Equity Plan.

10.16*††	Form of grant agreement for incentive stock options granted under the registrant’s Incentive Plan.

10.17*††	Form of grant agreement for non-qualified stock options granted under the registrant’s Incentive Plan.

10.18*††	Form of grant agreement for restricted stock granted under the registrant’s Incentive Plan.

10.19*††	Form of grant agreement for restricted stock units granted under the registrant’s Incentive Plan.

10.20	Subscription Agreement for 7.625% Series A Convertible Preferred Stock and Common Stock, dated as of February 18, 2015, by and among the registrant, The Traxis Group B.V. and the investors named therein, providing for, among other things, the Subsequent PIPE Investment and the Subsequent Common Stock Backstop Placement (incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

10.21	Director Removal Letter Agreement, dated as of February 18, 2015, by and between The Traxis Group B.V. and the investors named therein (incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed by the registrant on February 19, 2015).

10.22	Founder Share Cancellation Agreement, dated as of February 10, 2015, by and among Hennessy Capital Acquisition Corp., Hennessy Capital Partners I LLC and The Traxis Group B.V. (incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed by the registrant on February 11, 2015).

10.23*	Form of indemnity agreement between the registrant and each of its directors and executive officers.

10.24***††	Employment Agreement, dated as of April 1, 2011, between School Bus Holdings Inc. and Philip Horlock.

10.25***††	First Amendment to Employment Agreement dated as of April 1, 2011 between School Bus Holdings Inc. and Philip Horlock made as of June 1, 2012.

10.26***††	Employment Agreement, dated as of May 1, 2011, between School Bus Holdings Inc. and John Kwapis.

10.27***††	First Amendment to Employment Agreement dated as of May 1, 2011 between School Bus Holdings Inc. and John Kwapis made as of June 1, 2012.

10.28***††	Severance Agreement, dated as of March 1, 2007, between Blue Bird Corporation and Michael McCurdy.

10.29***††	Severance Agreement, dated as of May 10, 2012, between Blue Bird Corporation and Phillip Tighe.

10.30***††	Severance Agreement, dated as of May 10, 2012, between Blue Bird Corporation and Dale Wendell.

10.31***††	Severance Agreement, dated as of July 1, 2008, between School Bus Holdings Inc. and Paul Yousif.

14.1*	Amended and restated Code of Ethics.

16.1**	Letter from KPMG LLP, dated March 5, 2015.

99.1*	Amended and restated charter of the Audit Committee of the registrant’s Board of Directors.

99.2*	Amended and restated charter of the Compensation Committee of the registrant’s Board of Directors.

99.3*	Charter of the Corporate Governance and Nominating Committee of the registrant’s Board of Directors.

*	Filed with the Initial 8-K.
**	Filed with Amendment No. 1.
***	Filed with this Amendment No. 2.
†	The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
††	Management contract or compensatory plan or arrangement.